SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 7, 2007

INVENTIV HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

                                0-30318         52-2181734
                                (Commission File Number)     (I.R.S. Employer Identification No.)

VANTAGE COURT NORTH
200 COTTONTAIL LANE
SOMERSET, NEW JERSEY 08873
(Address of Principal Executive offices) (Zip Code)

(800) 416-0555
(Registrant's Telephone Number, Including Area Code

N/A
(Former Name or Former Address, if changed Since Last Report)

INVENTIV HEALTH, INC.
CURRENT REPORT ON FORM 8-K

Item 2.02. Results of Operations and Financial Condition.

On November 7, 2007, inVentiv Health, Inc. (the "Company"), issued a press release announcing its financial results for the three-months ended September 30, 2007. A copy of the Company’s press release is furnished herewith as Exhibit 99.1 hereto and is incorporated herein by reference.

The press release includes non-GAAP financial information concerning "adjusted" operating income, income from continuing operations and diluted earnings per share relating to the following two factors:

•
Compensation expense related to vested stock options and restricted stock: The Company adopted FAS 123(R) as of January 1, 2006 and commenced recording expense for vested stock options and restricted stock as of that date. Compensation expense related to vested stock options and restricted stock of $2.9 million and $2.2 million has been excluded from compensation expense for the third quarter of 2007 and 2006, respectively.

•
Interest income / expense related to the Company’s interest rate hedge of its term loan facility: In October 2005, the Company engaged in an interest rate hedge of its $175 million term loan facility, which the Company did not designate for hedge accounting until July 2006. In July 2006, the Company employed a hypothetical derivative model to assess ineffectiveness. For the three-months ended September 30, 2007 and 2006, the Company recorded $0.3 million and $0.5 million of interest expense, respectively, relating to the ineffectiveness of the hedge for each quarter. Interest expense has been adjusted to exclude these adjustments in their respective periods.

The press release also discloses revenue growth on a pro forma basis assuming all acquisitions completed prior to September 30, 2007 had been consolidated in the Company’s financial results beginning January 1, 2006. The 14% growth in net revenues between the nine months ended September 30, 2006 and the nine months ended September 30, 2007 would have been 26% without this adjustment.

These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company's results of operations as determined in accordance with GAAP and these measures should only be used to evaluate the Company's results of operations in conjunction with the corresponding GAAP measures. Management believes that the non-GAAP financial information included in the exhibit, when shown in conjunction with the corresponding GAAP measures, is useful to investors in assessing the performance of the Company’s operations on a consistent basis from period to period. Management uses these non-GAAP financial measures for the same purpose.

The information in this Current Report on Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, except as set forth with respect thereto in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Press Release dated November 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INVENTIV HEALTH, INC.

Date: November 7, 2007	By:	/s/ David Bassin
Name: David Bassin
Title: Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release of inVentiv Health, Inc., dated November 7, 2007